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                                                               Exhibit 10(xxvii)



                                AMENDMENT NO. 6
                                     TO THE
                        NORTH AMERICAN COAL CORPORATION
                        SALARIED EMPLOYEES PENSION PLAN
                (As Amended and Restated as of January 1, 1989)
                -----------------------------------------------


                 The North American Coal Corporation hereby adopts this Amendment No. 6 to the North American Coal Corporation Salaried Employees Pension Plan (As Amended and Restated as of January 1, 1989) as heretofore amended ("Plan 005"). The purpose of this Amendment is (a) to provide for the merger into Plan 005 of the NACCO Materials Handling Group, Inc. Cash Balance Plan for Berea Shop Employees, the NACCO Materials Handling Group, Inc. Cash Balance Plan for Sulligent Shop Employees, the NACCO Materials Handling Group, Inc. Cash Balance Plan for Salaried Employees, and The Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan, effective December 31, 1994, and (b) to amend certain other provisions. After the merger, the merged plan shall be known as the Combined Defined Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries (the "Combined Plan"). The provisions of this Amendment shall be effective as of the dates indicated below. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                   Section 1
                                   ---------
                 The Preamble to Plan 005 as amended by Amendment No. 2 thereto is hereby further amended by adding the following new provisions at the end thereof:





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                          Effective December 31, 1994, the NACCO Materials
                 Handling Group, Inc. Cash Balance Plan for Berea Shop Employees (the "Berea Plan"), the NACCO Materials Handling Group, Inc. Cash Balance Plan for Sulligent Shop Employees (the "Sulligent Plan"), the NACCO Materials Handling Group, Inc. Cash Balance Plan for Salaried Employees (the "Salaried Plan") and The Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Plan (the "PSRP") were merged into Plan 005.

                          Effective December 31, 1994, the name of Plan 005 was
                 changed to the Combined Defined Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries (the "Combined Plan").

                          Effective December 31, 1994, the Combined Plan shall
                 be comprised of the following Parts:

                          1. Part I, which contains Articles I through XVII and Exhibits thereto, is Plan 005 as in effect immediately prior to the merger and this Amendment;

                          2. Part II, which contains Articles I through XIX and Exhibits thereto, is the PSRP as in effect immediately prior to the merger;

                          3. Part III, which contains Articles I through XIX and Exhibits thereto, is the NACCO Materials Handling Group, Inc. Cash Balance Plan which is comprised of three separate portions: (i) the Berea Plan, (ii) the Sulligent Plan, and (iii) the Salaried Plan, as each such portion was in effect immediately prior to the merger.

                          The provisions of each Part as described above shall
                 apply only to that Part and not to any other Part of the Combined Plan. The provisions of each Part shall remain controlling as to the group of Employees covered under such
                 Part immediately prior to the merger, as described in the Instrument of Merger. In addition, each Part of the Combined Plan shall be administered separately and in the same manner as immediately prior to the date of merger.


                                   Section 2
                                   ---------
                 Effective December 31, 1994, Plan 005 is hereby amended in its entirety by adding the words "Part I of" prior to the words "the Plan" each time such words appear throughout Plan 005.





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In addition, all references to Sections of the Plan throughout Plan 005 are hereby amended to refer to Sections of Part I of the Plan.

                                   Section 3
                                   ---------
                 Effective December 31, 1994, Section 1.01 of Plan 005 is hereby amended by adding the words "for construction of the provisions of Part I of the Plan" after the words "respective meanings".

                                   Section 4
                                   ---------
                 Effective December 31, 1994, a new Section 1.43A is hereby added to Plan 005 immediately following Section 1.43A, to read as follows:

                          "1.43A PART I OF THE PLAN:  The portion of the
                 Combined Plan which consists of The North American Coal Corporation Salaried Employees Pension Plan (As Amended and Restated as of January 1, 1989), and any Exhibits or Amendments thereto.


                                   Section 5
                                   ---------
                 Effective December 31, 1994, Section 1.49 of Plan 005 is hereby amended in its entirety to read as follows:

                          "The pension plan known as the Combined Defined
                 Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries, as the same may be amended or restated from time to time.





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                                   Section 6
                                   ---------
                 Effective December 31, 1994, Section 2.01 of Plan 005 is hereby amended by adding a new Section 2.01(c) thereto to read as follows:

                          "(c)  (NACCO Industries, Inc. Employees).  Any person
                 who was a participant in the Merged Plan on December 31, 1993 shall become a Participant herein as of January 1, 1994."


                                   Section 7
                                   ---------
                 Effective December 31, 1994, Sections 14.02(a) and 15.01(a) of the Plan 005 is hereby amended by inserting the phrase "an officer of" after the phrase "executed by".

                 EXECUTED this 31st day of December, 1994.


                                             THE NORTH AMERICAN COAL CORPORATION



                                             By: Charles A. Bittenbender
                                                 -----------------------
                                             Title: Assistant Secretary
                                                    --------------------

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